UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

PMC-Sierra, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Bordeaux Drive

Sunnyvale, CA 94089

(408) 239-8000

(Address of principal executive offices, including zip code)

(408) 239-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 24, 2015, PMC-Sierra, Inc. distributed the following materials, copies of which are attached hereto as exhibits and incorporated herein by reference:

•	E-Mail from Greg Lang to PMC Employees (Exhibit 99.1)

•	PMC FAQs for Employees (Exhibit 99.2)

•	PMC and Microsemi Letter to Customers (Exhibit 99.3)

Forward-Looking Statements

Certain statements made herein, including, for example, information regarding the proposed transaction between Microsemi and PMC, the expected timetable for completing the transaction, and the potential benefits of the transaction, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1965, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that could be instituted against PMC or its directors or Microsemi related to the merger agreement; the possibility that various conditions to the consummation of the Microsemi exchange offer and merger may not be satisfied or waived, including the receipt of all regulatory clearances related to the merger; the failure of Microsemi to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letters delivered pursuant to the merger agreement or otherwise; uncertainty as to how many shares of PMC common stock will be tendered into the Microsemi exchange offer; the risk that the Microsemi exchange offer and merger will not close within the anticipated time periods; risks related to the ultimate outcome and results of integrating the operations of Microsemi and PMC, the ultimate outcome of Microsemi’s operating strategy applied to PMC and the ultimate ability to realize synergies; the effects of the business combination on Microsemi and PMC, including on the combined company’s future financial condition, operating results, strategy and plans; risks that the proposed transaction disrupts current plans and operations, and potential difficulties in employee retention as a result of the merger; risks related to Microsemi’s ability to successfully implement its acquisition strategy or integrate other acquired companies; uncertainty as to the future profitability of businesses acquired by Microsemi, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions by Microsemi; risks related to Microsemi’s reliance on government contracts for a significant portion of its sales, including impacts of any termination or renegotiation of such contracts, uncertainties of governmental appropriations and national defense policies and priorities and effects of any past or future government shutdowns; the risk of downturns in the highly cyclical semiconductor industry; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, those detailed in PMC’s Annual Report on Form 10-K for the year ended December 27, 2014 and PMC’s most recent quarterly report filed with the SEC, and Microsemi’s Annual Report on Form 10-K for the year ended September 27, 2015 filed with the SEC. The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information to be Filed with the SEC

This document relates to a pending business combination transaction between Microsemi and PMC. The exchange offer referenced in this document has not yet commenced. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Microsemi will file a registration statement on Form S-4 related to the transaction with the SEC and may file amendments thereto. Microsemi and a wholly-owned subsidiary of Microsemi will file a tender offer statement on Schedule TO (including a prospectus/offer to exchange, a related letter of transmittal and other exchange offer documents) related to the transaction with the SEC and may file amendments thereto. PMC will file a recommendation statement on Schedule 14D-9 with the SEC and may file amendments thereto. PMC and Microsemi may also file other documents with the SEC regarding the transaction. This document is not a substitute for any registration statement, Schedule TO, Schedule 14D-9 or any other document which PMC or Microsemi may file with the SEC in connection with the transaction. Investors and security holders are urged to read the registration statement, the Schedule TO (including the prospectus/offer to exchange, related letter of transmittal and other exchange offer documents), the recommendation statement on Schedule 14D-9 and the other relevant materials with respect to the transaction carefully and in their entirety when they become available before making any investment decision with respect to the transaction, because they will contain important information about the transaction.

Such materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s Web site: www.sec.gov. In addition, PMC’s stockholders will be able to obtain free copies of such materials by contacting Joel Achramowicz at (408) 239-8630.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	E-Mail from Greg Lang to PMC-Sierra, Inc. Employees, dated November 24, 2015

99.2	PMC-Sierra, Inc. FAQs for Employees, dated November 24, 2015

99.3	PMC-Sierra, Inc. and Microsemi Corporation Letter to Customers, dated November 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.

Dated: November 24, 2015	By:	/s/ Alinka Flaminia
		Name:	Alinka Flaminia
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit

99.1	E-Mail from Greg Lang to PMC-Sierra, Inc. Employees, dated November 24, 2015

99.2	PMC-Sierra, Inc. FAQs for Employees, dated November 24, 2015

99.3	PMC-Sierra, Inc. and Microsemi Corporation Letter to Customers, dated November 24, 2015